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                                                                   EXHIBIT 99.13

         AMENDMENT NO. 9 dated as of October 15, 2002 to the Amended and Restated Credit Agreement dated as of September 8, 1999 (as amended, the "Existing Credit Agreement"), among Williams Communications, LLC, as Borrower (the "Borrower"), Williams Communications Group, Inc., as Guarantor ("Old WCG"), the lenders party thereto (the "Lenders"), Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), JP Morgan Chase Bank (formerly known as The Chase Manhattan Bank), as Syndication Agent, Salomon Smith Barney Inc. and Lehman Brothers, Inc., as Joint Lead Arrangers and Joint Bookrunners with respect to the Incremental Facility referred to therein, and Salomon Smith Barney Inc., Lehman Brothers, Inc. and Merrill Lynch & Co., as Co-Documentation Agents.

                                       and

         AMENDMENT NO. 1 dated as of October 15, 2002 to the Subsidiary Guarantee dated as of September 8, 1999 (as amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Subsidiary Guarantee") executed by those certain subsidiaries of the Borrower and/or Old WCG that are a party thereto.

                             INTRODUCTORY STATEMENT

         This document shall be referred to herein as the "Amendment". All capitalized terms not otherwise defined in this Amendment are used herein as defined in the Existing Credit Agreement.

         As contemplated in that certain Consent and Agreement dated as of September 13, 2002 executed by Lenders constituting "Required Lenders" and the Loan Parties, the Existing Credit Agreement is to be amended and restated (subject to the satisfaction of certain conditions) in accordance with, and consistent in all material respects with, the term sheet attached as Exhibit B to such Consent and Agreement.

         Subject to the terms and conditions hereof, the Lenders are willing to agree to the amendment and restatement of the Existing Credit Agreement and the Subsidiary Guarantee, but only upon the terms and conditions set forth herein.

         In consideration of the mutual agreements contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Amendments. The Borrower, Old WCG, WilTel Communications Group, Inc., a Nevada corporation ("New Holdings"), the other Loan Parties, the Administrative Agent, each of the Issuing Banks, and upon execution of this Amendment by the Required Lenders, the Lenders, each hereby agrees as follows:

         (A) that on and as of the Amendment No. 9 Closing Date (such term being used herein as defined in Section 6 below), (i) the Existing Credit Agreement shall be amended and restated in its entirety to read as set forth in Exhibit A hereto (the Existing Credit Agreement as so amended and restated, the "Restated Credit Agreement"); and (ii) on and after the Amendment No. 9 Closing Date, the rights and obligations of the parties to the Existing Credit Agreement thereunder shall in all respects be governed by the Restated Credit Agreement; provided, that the rights and obligations of such parties with respect to the period prior to the Amendment No. 9 Closing Date, shall continue to be governed by the provisions of the Existing Credit Agreement; and


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         (B) that on and as of the Amendment No. 9 Closing Date, (i) the
Restated Credit Agreement shall amend and restate in its entirety the Subsidiary Guarantee; and (ii) on and after the Amendment No. 9 Closing Date, the rights and obligations of the parties to the Subsidiary Guarantee under such agreement shall be governed by the Restated Credit Agreement; provided, that the rights and obligations of such parties with respect to the period prior to the Amendment No. 9 Closing Date, shall continue to be governed by the provisions of the Subsidiary Guarantee.

         SECTION 2. Side Letter Agreement. The Borrower, Old WCG, the other Loan Parties, the Agents, each of the Issuing Banks, and the Required Lenders hereby agree that on and as of the Amendment No. 9 Closing Date, that certain letter agreement dated as of October 30, 2001 between the Borrower and Old WCG, on the one hand, and Bank of America, as Administrative Agent and as Issuing Bank, JP Morgan Chase Bank (formerly The Chase Manhattan Bank), as Syndication Agent and as Issuing Bank, Salomon Smith Barney Inc., as Co-Documentation Agent, Lehman Brothers, Inc., as Co-Documentation Agent and Merrill Lynch & Co., Inc., as Co-Documentation Agent, on the other hand; (as such letter agreement has heretofore been amended or supplemented, the "Side Letter") shall be terminated and shall thereafter be of no further force and effect.

         SECTION 3. Authorizations and Consents of the Lenders.

         (A) Upon execution of this Amendment by the Required Lenders, the Lenders hereby (i) consent to that certain Security Agreement dated as of April 23, 2001 among the Borrower, Old WCG, the other Loan Parties and the Administrative Agent (as amended or supplemented) being amended and restated to read as set forth in Exhibit C hereto and (ii) authorize, and consent to, the Administrative Agent entering into the Amended and Restated Security Agreement in substantially the form of such Exhibit C.

         (B) Upon execution of this Amendment by the Required Lenders, the Lenders hereby authorize, and consent to, the Administrative Agent entering into on behalf and/or for the benefit of the Secured Parties (i) that certain Intercreditor Agreement (PowerTel Collateral) relating to, among other things, the subordination of the Liens of Williams Headquarters Building Company in 66% of the capital stock of WilTel Communications Pty. Limited owned by CG Austria, Inc. and certain related collateral; and (ii) that certain Intercreditor Agreement (Mortgaged Property) relating to, among other things, the subordination of the Liens of the Administrative Agent (for the benefit of the Secured Parties) in the Mortgaged Property (as defined therein). As used in this Amendment, the terms "Intercreditor Agreement (PowerTel Collateral)" and "Intercreditor Agreement (Mortgaged Property)" shall have the meanings set forth in the Restated Credit Agreement.

         SECTION 4. Representations and Warranties. Each of the Loan Parties (including, without limitation New Holdings) represents and warrants to the Administrative Agent and the Lenders that:

         (A) the execution, delivery and performance by the Loan Parties of this Amendment (i) have been duly authorized by all requisite corporate, partnership or limited liability company action (as applicable) on the part of each such Loan Party; and (ii) will not violate (x) any provision of any applicable statute, rule or regulation, or the Certificate of Incorporation or By-laws (or similar governing documents) of any of the Loan Parties, (y) any applicable order of any court or any applicable rule, regulation or order of any other agency of government, or (z) any indenture, agreement or other instrument to which any of the Loan Parties is a party or by which any of the Loan Parties or any of their respective properties is bound, or be in conflict with, result in a breach of, or constitute (with notice or lapse of time or both) a default under, any such indenture, agreement, or other instrument;


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         (B) upon the occurrence of the Amendment No. 9 Closing Date, this
Amendment, the Restated Credit Agreement, the Restated Security Agreement, the Joinder (such terms being used herein as hereinafter defined) and the Second Mortgage (such term being used herein as defined in the Restated Credit Agreement) will constitute the legal, valid and binding obligation of the Loan Parties party thereto, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law); and

         (C) upon the Amendment No. 9 Closing Date, the representations and warranties set forth in the Restated Credit Agreement, the Restated Security Agreement, the Second Mortgage and the Joinder shall be true and correct in all material respects.

         SECTION 5. Application of Prepayment; Agreement by the Lenders. The Lenders hereby agree that the $350 million prepayment described in Section 6(C) below shall be applied to reduce the scheduled repayments of Term Borrowings and Incremental Term Borrowings on a pro rata basis and in direct chronological order of maturity.

         SECTION 6. Effective Date. This Amendment shall not become effective until the date on or prior to October 15, 2002 on which all of the following conditions precedent shall have been satisfied, or waived by the Administrative Agent and the Required Lenders in writing (such date being referred to herein as the "Amendment No. 9 Closing Date"):

         (A) The Amendment. The Administrative Agent shall have received executed counterparts of this Amendment and the Restated Credit Agreement which, when taken together, bear the signature of (i) Old WCG, New Holdings, the Borrower and the other Loan Parties, (ii) the Administrative Agent, (iii) the Issuing Banks, and (iv) those Lenders required by the provisions of Section
10.02 of the Existing Credit Agreement.

         (B) Joinder. The Administrative Agent shall have received a joinder agreement in substantially the form of Exhibit B hereto (the "Joinder") duly executed by New Holdings.

         (C) Prepayment of Outstanding Loans. The Borrower shall have made a prepayment of the outstanding Loans under the Existing Credit Agreement in an aggregate principal amount of not less than $350 million, and shall have instructed that such prepayment be applied to outstanding Term Loans and outstanding Incremental Term Loans on a pro rata basis and in accordance with
Section 5 above.

         (D) Organizational Documents of the Loan Parties. The Administrative Agent shall have received those organizational documents specified on Schedule 6(D) hereto.

         (E) Opinions of Counsel. The Administrative Agent shall have received the written opinion of (i) Jones, Day, Reavis & Pogue, counsel to the Loan Parties and (ii) Jones Vargas, Nevada counsel to New Holdings, each dated the Amendment No. 9 Closing Date and addressed to the Administrative Agent, the Issuing Banks and the Lenders, which opinions shall be in form and substance reasonably satisfactory to the Administrative Agent and to Clifford Chance US LLP, counsel to the Administrative Agent.

         (F) Amended and Restated Security Agreement. The Administrative Agent shall have received the Amended and Restated Security Agreement in substantially the form of Exhibit C


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hereto (the "Restated Security Agreement") duly executed by Old WCG, New
Holdings, the Borrower and each of the other Loan Parties.

         (G) Financing Statements; Pledged Stock. To the extent not currently in the possession of the Administrative Agent or subject to a Control Agreement (as defined in the Restated Security Agreement), the Administrative Agent shall have received or have Control (as defined in the Restated Security Agreement) of (i) the Pledged Securities (as defined in the Restated Security Agreement) other than those with respect to (A) Centennial Ventures Partners VI, L.P., (B) iBEAM Broadcasting K.K., a Japanese corporation, (C) Williams Communications Group PTE. Ltd., a Singapore company and (D) Next Venue Europe, Ltd., a company organized under the laws of the United Kingdom (which in the case of the Pledged Securities for the entities listed in clauses (B) through (D), shall be delivered post-closing (to the extent required) in accordance with the terms of the Restated Security Agreement) and to the extent such Pledged Securities are represented by a certificate or other instrument, appropriate undated stock powers or other appropriate documents duly executed in blank with respect thereto and (ii) Instruments and Promissory Notes (as defined in the Restated Security Agreement) as listed on Schedule 4 to the Restated Security Agreement and marked with an asterisk, together with appropriate undated note powers or other appropriate documents duly executed in blank.

         (H) Perfection Certificates. The Administrative Agent shall have received Perfection Certificates in substantially the form of Exhibit B to the Restated Security Agreement from each of Old WCG, New Holdings, the Borrower and each of the other Loan Parties.

         (I) Contribution Agreement. The Administrative Agent shall have received the Contribution Agreement (in substantially the form of Exhibit D to the Restated Credit Agreement) executed by Old WCG, New Holdings, the Borrower and each of the other Loan Parties.

         (J) Intercreditor Agreement (Mortgaged Property). The Administrative Agent shall have received the Intercreditor Agreement (Mortgaged Property) duly executed by Williams Headquarters Building Company and consented to by the Loan Parties.

         (K) Collateral Documents. The Administrative Agent shall have received such other agreements, instruments and/or documents (including, without limitation, amendments to existing agreements) relating to any Collateral or any Mortgaged Real Property Asset (as defined in the Restated Credit Agreement) as the Administrative Agent or its counsel may reasonably request, duly executed by the parties thereto.

         (L) Tax, UCC Liens and Judgment Searches. The Administrative Agent shall have received such tax, UCC lien and judgment searches as the Administrative Agent may reasonably request and demonstrating that no other filings, encumbrances or transfers (other than in connection with Permitted Encumbrances (as defined in the Restated Credit Agreement)) with regard to any Collateral (as defined in the Restated Credit Agreement) are of record in any jurisdiction in which it shall be reasonably necessary or desirable for the Administrative Agent to make a UCC filing in order to provide the Administrative Agent (for the benefit of the Secured Parties (as defined in the Restated Credit Agreement)) with a perfected security interest in the Collateral.

         (M) Insurance. The Administrative Agent shall have received (i) a summary (certified by an Authorized Officer of the Borrower) of all existing insurance coverage maintained by the Loan Parties which summary shall include for each insurance policy, the policy number, the type of coverage, the policy limits and deductibles, the insurer (and reinsurers, if applicable) and the expiration date, (ii) evidence reasonably acceptable to the Administrative Agent that the insurance policies required by Section 5.5 of the Restated Credit Agreement have been obtained and are in full force and effect, and


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(iii) Certificates of Insurance with respect to all existing property, liability and/or umbrella insurance coverage maintained by the Loan Parties and/or their Subsidiaries which is set forth on the summary delivered pursuant to clause (i) above, which certificates shall comply with the requirements set forth in
Section 5.5. of the Restated Credit Agreement.

         (N) Strategic Asset Disposition Letter. The Administrative Agent shall have received the Strategic Asset Disposition Letter (as defined in the Restated Credit Agreement) duly executed by the Borrower.

         (O) Minimum EBITDA. Old WCG and the Restricted Subsidiaries shall have EBITDA (on a consolidated basis) for the period beginning July 1, 2002 through and including September 30, 2002 of not less than negative $34.1 million.

         (P) Confirmation Order. The Administrative Agent shall have received a certified copy of an order (the "Confirmation Order") of the United States Bankruptcy Court, in substantially the form of Exhibit D hereto, which Confirmation Order (unless otherwise agreed to by the Administrative Agent) shall have become a Final Order, shall not have been amended or modified without the prior written consent of the Administrative Agent and the Required Lenders, and shall not have been stayed, reversed, vacated or rescinded in any respect.

         (Q) Escrow Agreement. The Administrative Agent shall have received a fully executed copy of the Escrow Agreement (such term being used herein as defined in the Restated Credit Agreement) and any other agreement, document or instrument executed or delivered in connection therewith, and all of the foregoing shall be in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

         (R) Plan of Reorganization. The Second Amended Joint Plan of Reorganization of Old WCG and CG Austria, Inc. and all related plan modifications or supplements shall be satisfactory in all material respects to the Administrative Agent and its counsel and all conditions to confirmation and the effectiveness of such Plan of Reorganization shall have been satisfied or waived by the appropriate parties. All plan documents as identified in such plan of reorganization shall have terms and conditions reasonably acceptable to the Administrative Agent and its counsel.

         (S) OTC Documents. The Administrative Agent or its counsel shall have reviewed fully executed copies of all of the OTC Documents, other than the OTC Pledge Agreements (as such terms are defined in the Restated Credit Agreement) and any other agreement, document, certificate or instrument executed by a Loan Party in connection with any such OTC Document; and all of such OTC Documents and any such other agreement, document, certificate or instrument shall be in form and substance acceptable to the Administrative Agent and its counsel and shall have been delivered to The Bank of New York as escrow agent under the Escrow Agreement pursuant to, and in accordance with, the terms thereof.

         (T) Second Mortgage. (i) The Administrative Agent or its counsel shall have reviewed (a) the Second Mortgage duly executed on behalf of Williams Technology Center, LLC, a Delaware limited liability company ("WTC"), in favor of the Administrative Agent and such Second Mortgage shall be in form and substance satisfactory to the Administrative Agent and its counsel and (b) a UCC-1 fixture filing, a lender's policy of title insurance, a survey with respect to the applicable mortgaged real property, an opinion of Gable & Gotwals, counsel to WTC, as to the enforceability and perfection of the Second Mortgage, all of the foregoing set forth in this clause (b) to be in form and substance reasonably satisfactory to the Administrative Agent and its counsel; and (ii) all of the


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documents referred to in clause (i) above shall have been delivered to The Bank of New York as escrow agent under the Escrow Agreement pursuant to, and in accordance with, the terms thereof.

         (U) Required Consents, Approvals and/or Waivers. The Administrative Agent shall be reasonably satisfied that all required consents, approvals and/or waivers have been obtained by the Loans Parties and New Holdings and shall be in effect with respect to the execution, delivery and performance of this Amendment, the Restated Credit Agreement, the Restated Security Agreement, the Joinder and any other documentation or agreement contemplated by any of the foregoing and with respect to the transactions contemplated by any of the foregoing, from all Governmental Authorities with jurisdiction over the business and activities of any Loan Party and from any other entity whose consent, approval or waiver is required pursuant to the terms of its organizational documents or existing contracts to which any of the Loan Parties is bound, or which the Agents in their reasonable discretion deem necessary to the transactions contemplated hereby.

         (V) Material Agreements. The Administrative Agent or its counsel shall have received a true and complete copy, certified as such by the Borrower, of each agreement listed in subpart (iii) of Schedule 3.15 of the Restated Credit Agreement.

         (W) Compliance with Laws. The Administrative Agent shall be satisfied that the transactions contemplated by this Amendment, the Restated Credit Agreement, the Restated Security Agreement, the Joinder, and any other Loan Document (as defined in the Restated Credit Agreement) will not violate any provision of Applicable Law, or any order of any Governmental Authority applicable to any of the Loan Parties or New Holdings or any of their respective properties or assets.

         (X) Representations and Warranties. The representations and warranties set forth in Section 4 hereof shall be true and correct in all material respects.

         (Y) No Default or Event of Default. Upon the Amendment No. 9 Closing Date, no Default or Event of Default shall occur or be continuing under the Restated Credit Agreement.

         (Z) Closing Certificate. The Administrative Agent shall have received a closing certificate signed by an Authorized Officer (such term being used herein as defined in the Restated Credit Agreement) of the Borrower, substantially in the form of Exhibit E.

         (AA) Litigation. No litigation, inquiry, injunction or restraining order shall be pending, entered or threatened which involves this Amendment, the Restated Credit Agreement, the Restated Security Agreement, the Joinder or any of the other Loan Documents or which in the Administrative Agent's good faith judgment could reasonably be expected to have a Material Adverse Effect.

         (BB) Requested Information. Bank of America, N.A., JP Morgan Chase Bank, Salomon Smith Barney Inc., Merrill Lynch & Co., Credit Lyonnais New York Branch and their respective counsel shall have received such information, materials and documentation with respect to any of the Loan Parties as any of them may reasonably request, which information, materials and documentation shall be reasonably satisfactory in form and substance to Bank of America, N.A., JP Morgan Chase Bank, Salomon Smith Barney Inc., Merrill Lynch & Co., Credit Lyonnais New York Branch and their respective counsel.

         (CC) Fees and other Charges under the Loan Documents. All fees and other charges presently due and payable to the Administrative Agent, any Issuing Bank or any Lender pursuant to any Loan Document shall have been paid by the Borrower.


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         (DD) Out of Pocket Expenses. All out-of-pocket expenses incurred by the
Agents and Credit Lyonnais New York Branch and invoiced on or before October 10, 2002 in connection with the Existing Credit Agreement, the restructuring thereof, this Amendment, the Restated Security Agreement, the Australian
Security Agreement, the Second Mortgage, the Joinder, any other Loan Document
(as defined in the Restated Credit Agreement) or the transactions contemplated by any of the foregoing (including, without limitation, the reasonable fees and disbursements of Clifford Chance US LLP, Davis Polk & Wardwell, Shearman & Sterling, Simpson Thacher & Bartlett, Haynes and Boone, LLP and FTI Consulting (and its predecessors)), shall have been paid by the Borrower.

         (EE) Administration Fee Letter. The Administrative Agent shall have received an executed copy of that certain fee letter dated as of October 15, 2002 between the Borrower on the one hand, and the Administrative Agent on the other hand, relating to the annual administration fee payable to the Administrative Agent (which letter shall be in form and substance satisfactory to the Administrative Agent) and shall have received payment of any fees due and payable pursuant thereto.

         (FF) Existing Sale Leaseback Transaction. The Borrower and/or WTC shall have obtained a waiver of all existing defaults and/or events of default under or with respect to, any of the Transaction Documents (as defined below), and such waiver shall be in form and substance satisfactory to the Administrative Agent. As used in this subsection (FF), the "Transaction Documents" shall be those agreements listed in clauses (i) through (iv) of the definition of "Existing Sale Leaseback Transaction" in the Restated Credit Agreement.

         (GG) Right of Way Certificate. The Administrative Agent shall have received a certificate signed by an Authorized Officer of the Loan Parties with respect to the Rights of Way (as defined in the Restated Credit Agreement) as of the Amendment No. 9 Closing Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

         (HH) Approval of Counsel to Members of the Steering Committee. All legal matters incident to this Amendment, the Restated Credit Agreement, the Joinder, the Restated Security Agreement, any of the other Loan Documents, the effects of this Amendment or any of the transactions contemplated by any of the foregoing shall be reasonably satisfactory to counsel to Bank of America, N.A., JP Morgan Chase Bank, Salomon Smith Barney Inc., Merrill Lynch & Co., and Credit Lyonnais New York Branch.

         SECTION 7. CONFIRMATION AND ACKNOWLEDGEMENT OF THE OBLIGATIONS; RELEASE. THE BORROWER HEREBY (A) CONFIRMS AND ACKNOWLEDGES TO THE ADMINISTRATIVE AGENT AND THE LENDERS THAT AS OF THE AMENDMENT NO. 9 CLOSING DATE, IT IS VALIDLY AND JUSTLY INDEBTED TO THE ADMINISTRATIVE AGENT AND THE LENDERS FOR THE PAYMENT OF ALL OBLIGATIONS WITHOUT OFFSET, DEFENSE, CAUSE OF ACTION OR COUNTERCLAIM OF ANY KIND OR NATURE WHATSOEVER AND (B) REAFFIRMS AND ADMITS THE VALIDITY AND ENFORCEABILITY OF THE EXISTING CREDIT AGREEMENT AND THE LOAN DOCUMENTS AND THE LIENS IN THE COLLATERAL WHICH WERE GRANTED PURSUANT TO ANY OF THE LOAN DOCUMENTS OR OTHERWISE. EACH OF THE LOAN PARTIES, ON ITS OWN BEHALF AND ON BEHALF OF ITS SUCCESSORS AND ASSIGNS, HEREBY WAIVES, RELEASES AND DISCHARGES EACH AGENT, EACH ISSUING BANK AND EACH LENDER AND ALL OF THE AFFILIATES OF EACH AGENT, EACH ISSUING BANK AND EACH LENDER, AND ALL OF THE DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, AGENTS, SUCCESSORS AND ASSIGNS OF EACH AGENT, EACH ISSUING BANK, EACH LENDER AND SUCH AFFILIATES, FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION (KNOWN AND UNKNOWN) ARISING OUT


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OF OR IN ANY WAY RELATING TO THIS AMENDMENT, THE EXISTING CREDIT AGREEMENT, THE
EXISTING COLLATERAL DOCUMENTS, THE AMENDMENT AND RESTATEMENT OF THE EXISTING CREDIT AGREEMENT, THE SUBSIDIARY GUARANTEE AND THE SECURITY AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS AND ANY DOCUMENTS, AGREEMENTS, DEALINGS OR OTHER MATTERS CONNECTED WITH THIS AMENDMENT, THE EXISTING CREDIT AGREEMENT, THE EXISTING COLLATERAL DOCUMENTS, THE AMENDMENT AND RESTATEMENT OF THE EXISTING CREDIT AGREEMENT, THE SUBSIDIARY GUARANTEE AND THE SECURITY AGREEMENT, OR ANY OF THE OTHER LOAN DOCUMENTS, IN EACH CASE TO THE EXTENT ARISING (X) ON OR PRIOR TO THE AMENDMENT NO. 9 CLOSING DATE OR (Y) OUT OF, OR RELATING TO, ACTIONS, DEALINGS OR MATTERS OCCURRING ON OR PRIOR TO THE AMENDMENT NO. 9 CLOSING DATE.

         SECTION 8. ACKNOWLEDGEMENT AND CONSENT BY OLD WCG, NEW HOLDINGS AND THE SUBSIDIARY LOAN PARTIES.

         (A) OLD WCG, NEW HOLDINGS AND EACH SUBSIDIARY LOAN PARTY HEREBY ACKNOWLEDGES THAT IT HAS READ THIS AMENDMENT AND CONSENTS TO THE TERMS HEREOF.

         (B) OLD WCG, NEW HOLDINGS AND EACH SUBSIDIARY LOAN PARTY HEREBY CONFIRMS AND ACKNOWLEDGES THAT IT IS VALIDLY AND JUSTLY INDEBTED TO THE ADMINISTRATIVE AGENT AND THE LENDERS FOR THE PAYMENT OF ALL OF THE OBLIGATIONS PURSUANT TO ITS GUARANTEE, WITHOUT OFFSET, DEFENSE, CAUSE OF ACTION OR COUNTERCLAIM OF ANY KIND OR NATURE WHATSOEVER.

         (C) OLD WCG, NEW HOLDINGS AND EACH SUBSIDIARY LOAN PARTY HEREBY REAFFIRMS AND ADMITS THE VALIDITY AND ENFORCEABILITY OF THE EXISTING CREDIT AGREEMENT AND THE LOAN DOCUMENTS TO WHICH IT IS A PARTY AND THE LIENS IN THE COLLATERAL WHICH WERE GRANTED BY IT PURSUANT TO ANY OF THE LOAN DOCUMENTS OR OTHERWISE.

         SECTION 9. Costs and Expenses. The Borrower acknowledges and agrees that its obligations set forth in Section 10.03 of the Existing Credit Agreement include the preparation, execution and delivery of this Amendment, the Restated Credit Agreement, the Restated Security Agreement, and any other documentation contemplated hereby or thereby (whether or not this Amendment becomes effective or the transactions contemplated hereby are consummated), including, but not limited to, the reasonable fees and disbursements of Clifford Chance US LLP, counsel to the Administrative Agent, Shearman & Sterling, counsel to the Co-Documentation Agents, Simpson Thacher & Bartlett, counsel to the Syndication Agent, and Haynes and Boone, LLP, counsel to Credit Lyonnais New York Branch, and FTI Consulting (and its predecessors).

         SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 11. Loan Document. This Amendment is a Loan Document pursuant to the Existing Credit Agreement and the Restated Credit Agreement.


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         SECTION 12. Severability. Any provision of this Amendment which is invalid, illegal or unenforceable under the applicable law of any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof, and any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate such provision in any other jurisdiction.

         SECTION 13. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

         SECTION 14. Successors and Assigns. The provisions of this Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

         SECTION 15. Construction. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. This Amendment, the Restated Credit Agreement, the Restated Security Agreement and any other Loan Document (as defined in the Restated Credit Agreement) executed and delivered pursuant to
Section 6 hereof shall be deemed to have been jointly drafted, and no provision of any of the foregoing shall be interpreted or construed for or against any party hereto because such party purportedly prepared or requested such provision, any other provision, or this Amendment, the Restated Credit Agreement, the Restated Security Agreement or any such Loan Document as a whole.

         SECTION 16. Post Closing Matters. Unless otherwise indicated, capitalized terms used in this Section 16 are used in this Section as defined in the Restated Credit Agreement. The Loan Parties hereby agree to deliver to the Administrative Agent or its counsel, each of the following documents (all of which shall be in form and substance reasonably satisfactory to the Administrative Agent and its counsel) by the date indicated below:

         (A) On or prior to October 23, 2002, (i) the Australian Security Agreement duly executed by CGA and any of the documents contemplated thereunder duly executed by the appropriate Persons; (ii) the Intercreditor Agreement (PowerTel Collateral) duly executed by the parties thereto and consented to by the Loan Parties; (iii) share certificates representing sixty-six percent (66%) of the issued and outstanding Equity Interests of WilTel Communications Pty Limited, together with appropriate undated stock powers or other appropriate documents duly executed in blank with respect thereto; (iv) the written opinion of Mallesons Stephen Jacques, Australian counsel to the Administrative Agent, which opinion shall be addressed to the Administrative Agent, the Issuing Banks and the Lenders and shall relate to the Australian Security Agreement and the Intercreditor Agreement (PowerTel Collateral); and (v) copies of the executed OTC Pledge Agreements and any other agreement, document, certificate or instrument executed by a Loan Party in connection with the OTC Pledge Agreements (as the foregoing will be delivered to the Bank of New York as escrow agent under the Escrow Agreement to be held pursuant to the terms thereof).

         (B) No later than ten (10) Business Days after the Administrative Agent's request, the written opinion of Jones, Day, Reavis & Pogue, counsel to the Loan Parties (or such other counsel to the Loan Parties as shall be reasonably acceptable to the Administrative Agent), addressed to the Administrative Agent, the Issuing Banks and the Lenders, which opinion shall relate to the perfection of the security interests of the Administrative Agent (for the benefit of the Secured Parties) in the Loan Parties' Deposit Accounts and Securities Accounts pursuant to the existing Deposit Account Control Agreements and Securities Account Control Agreements (as such terms are defined in the Restated Security Agreement).

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.

                                  BORROWER:

                                  WILLIAMS COMMUNICATIONS, LLC

                                  By: /s/ Howard S. Kalika
                                     -------------------------------------------
                                     Name:  Howard S. Kalika
                                     Title: Vice President and Group Executive,
                                            Corporate Development and Finance


                                  OLD WCG:

                                  WILLIAMS COMMUNICATIONS GROUP, INC.

                                  By: /s/ Howard S. Kalika
                                     -------------------------------------------
                                     Name:  Howard S. Kalika
                                     Title: Vice President and Group Executive,
                                            Corporate Development and Finance


                                  NEW HOLDINGS:

                                  WILTEL COMMUNICATIONS GROUP, INC.

                                  By: /s/ Howard S. Kalika
                                     -------------------------------------------
                                     Name:  Howard S. Kalika
                                     Title: Vice President and Group Executive,
                                            Corporate Development and Finance


                                  AGENTS AND LENDERS:

                                  BANK OF AMERICA, N.A., individually, as
                                  Issuing Bank and as Administrative Agent


                                  By: /s/ Patrick Honey
                                     -------------------------------------------
                                     Name:  Patrick Honey
                                     Title: Vice President


                                  JP MORGAN CHASE BANK, individually, as Issuing Bank and as Syndication Agent


                                  By: /s/ Houston A. Stebbins
                                     -------------------------------------------
                                     Name:  Houston A. Stebbins
                                     Title: Managing Director

                                  SALOMON SMITH BARNEY INC., as Joint Lead
                                  Arranger and Joint Bookrunner with respect to the Incremental Facility and as
                                  Co-Documentation Agent


                                  By: /s/ Carlton B. Klein
                                     -------------------------------------------
                                     Name:  Carlton B. Klein
                                     Title: Managing Director



                                  CITICORP USA, INC.


                                  By: /s/ Carlton B. Klein
                                     -------------------------------------------
                                     Name:  Carlton B. Klein
                                     Title: Managing Director


                                  LEHMAN BROTHERS, INC., as Joint Lead Arranger and Joint Bookrunner with respect to the Incremental Facility and as Co-Documentation Agent


                                  By: /s/ James P. Seery, Jr.
                                     -------------------------------------------
                                     Name:  James P. Seery, Jr.
                                     Title: Authorized Signatory


                                  LEHMAN COMMERCIAL PAPER INC.


                                  By: /s/ James P. Seery, Jr.
                                     -------------------------------------------
                                     Name:  James P. Seery, Jr.
                                     Title: Authorized Signatory


                                  MERRILL LYNCH PIERCE FENNER & SMITH
                                  INCORPORATED (d/b/a MERILL LYNCH & CO.), as Co-Documentation Agent


                                  By: /s/ Anthony J. Lafaire
                                     -------------------------------------------
                                     Name:  Anthony J. Lafaire
                                     Title: Director

                                  MERRILL LYNCH CAPITAL CORPORATION


                                  By: /s/ Anthony J. Lafaire
                                     -------------------------------------------
                                     Name:  Anthony J. Lafaire
                                     Title: Director



                                  ABN AMRO BANK N.V.


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  AHAB PARTNERS, L.P.


                                  By: /s/ Jonathan Gallen
                                     -------------------------------------------
                                     Name:  Jonathan Gallen
                                     Title: Managing Member, Pequod LLC
                                            General Partner, Ahab Partners, L.P.


                                  ARK II CLO 2001-1, LIMITED
                                  By:  Patriarch Partners II, LLC,
                                       its Collateral Manager


                                  By: /s/ Lynn Tilton
                                     -------------------------------------------
                                     Name:  Lynn Tilton
                                     Title: Manager

                                  BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.


                                  By: /s/ Peter A. Halter
                                     -------------------------------------------
                                     Name:  Peter A. Halter
                                     Title: Vice President


                                  By: /s/ Dieter H. Boehme
                                     -------------------------------------------
                                     Name:  Dieter H. Boehme
                                     Title: General Manager


                                  BANK OF MONTREAL


                                  By: /s/ Bin Laurence
                                     -------------------------------------------
                                     Name:  Bin Laurence
                                     Title: Director



                                  THE BANK OF NEW YORK


                                  By: /s/ James W. Whitaker
                                     -------------------------------------------
                                     Name:  James W. Whitaker
                                     Title: Senior Vice President



                                  BANK OF OKLAHOMA N.A.


                                  By: /s/ Robert D. Mattax
                                     -------------------------------------------
                                     Name:  Robert D. Mattax
                                     Title: Senior Vice President

                                  BANK ONE, N.A.


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:



                                  CANPARTNERS INVESTMENTS IV, LLC


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:



                                  CERBERUS PARTNERS, L.P.
                                  By:  Cerberus Associates, L.L.C,
                                       its General Partner

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  CIBC INC.


                                  By: /s/ Jacqueline Stewart
                                     -------------------------------------------
                                     Name:  Jacqueline Stewart
                                     Title: Executive Director, CIBC Inc., as
                                            Agent


                                  CONTRARIAN FUNDS, LLC
                                  By:  Contrarian Capital Management, LLC
                                       as Manager


                                  By: /s/ Janice M. Stanton
                                     -------------------------------------------
                                     Name:  Janice M. Stanton
                                     Title: Member

                                  CREDIT LYONNAIS NEW YORK BRANCH


                                  By: /s/ Sandra E. Horwitz
                                     -------------------------------------------
                                     Name:  Sandra E. Horwitz
                                     Title: Senior Vice President


                                  CREDIT SUISSE FIRST BOSTON


                                  By: /s/ David L. Sawyer
                                     -------------------------------------------
                                     Name:  David L. Sawyer
                                     Title: Director


                                  By: /s/ Michael Criscito
                                     -------------------------------------------
                                     Name:  Michael Criscito
                                     Title: Director



                                  DEUTSCHE BANK AG NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH


                                  By: /s/ Anca Trifan
                                     -------------------------------------------
                                     Name:  Anca Trifan
                                     Title: Director


                                  By: /s/ Alexander Richarz
                                     -------------------------------------------
                                     Name:  Alexander Richarz
                                     Title: Vice President



                                  DEUTSCHE BANK TRUST COMPANY AMERICAS


                                  By: /s/ Anca Trifan
                                     -------------------------------------------
                                     Name:  Anca Trifan
                                     Title: Director

                                  DREYFUS HIGH YIELD STRATEGIES FUND


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  FERNWOOD ASSOCIATES L.P.


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  FLEET NATIONAL BANK


                                  By: /s/ Matthew M. Speh
                                     -------------------------------------------
                                     Name:  Matthew M. Speh
                                     Title: Authorized Officer


                                  FRANKLIN MUTUAL ADVISERS, LLC


                                  By: /s/ Bradley Takahashi
                                     -------------------------------------------
                                     Name:  Bradley Takahashi
                                     Title: Vice President


                                  GOLDMAN SACHS CREDIT PARTNERS L.P.


                                  By: /s/ Robert S. Fanelli
                                     -------------------------------------------
                                     Name:  Robert S. Fanelli
                                     Title: Authorized Signatory

                                  HAMILTON CDO, LTD.
                                  By:  Stanfield Capital Partners LLC
                                       as its Collateral Manager


                                  By: /s/ Gregory L. Smith
                                     -------------------------------------------
                                     Name:  Gregory L. Smith
                                     Title: Partner


                                  IBM CREDIT CORPORATION


                                  By: /s/ Steven A. Flanagan
                                     -------------------------------------------
                                     Name:  Steven A. Flanagan
                                     Title: Managing Special Handling


                                  KBC BANK, N.V.


                                  By: /s/ Robert Snauffer
                                     -------------------------------------------
                                     Name:  Robert Snauffer
                                     Title: First Vice President


                                  By: /s/ Eric Raskin
                                     -------------------------------------------
                                     Name:  Eric Raskin
                                     Title: Vice President



                                  LOEB PARTNERS CORPORATION


                                  By: /s/ Gideon J. King
                                     -------------------------------------------
                                     Name:  Gideon J. King
                                     Title: Executive Vice President

                                  MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.


                                  By: /s/ Lisa O'Donnell
                                     -------------------------------------------
                                     Name:  Lisa O'Donnell
                                     Title: Director MLIM
                                            Authorized Signatory





                                  MERRILL LYNCH SERIES FUNDS, INC. Global
                                  Allocation Strategy Portfolio


                                  By: /s/ Lisa O'Donnell
                                     -------------------------------------------
                                     Name:  Lisa O'Donnell
                                     Title: Director MLIM
                                            Authorized Signatory


                                 MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
                                 Global Allocation Focus Fund


                                 By: /s/ Lisa O'Donnell
                                    --------------------------------------------
                                    Name:  Lisa O'Donnell
                                    Title: Director MLIM
                                           Authorized Signatory


                                 MIZUHO CORPORATE BANK, LTD.


                                 By: /s/ John D. Doyle
                                    --------------------------------------------
                                    Name:  John D. Doyle
                                    Title: Senior Vice President


                                 MUZINICH CASHFLOW CBO LTD.


                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                 MUZINICH CASHFLOW CBO II LTD.


                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                 PACIFICA PARTNERS I, L.P.
                                 By:  Imperial Credit Asset Management
                                      as Investment Manager


                                 By: /s/ Sean R. Walker
                                    --------------------------------------------
                                    Name:  Sean R. Walker
                                    Title: Vice President


                                 PPM AMERICA SPECIAL INVESTMENTS FUND, L.P.
                                 By: PPM America, Inc., On Behalf of its
                                 Accounts


                                 By: /s/ Brian T. Schinderle
                                    --------------------------------------------
                                    Name:  Brian T. Schinderle
                                    Title: Senior Managing Director




                                 R2 TOP HAT, LTD
                                 By: Amalgamated Gadget, L.P.,
                                     as Investment Manager
                                 By: Scepter Holdings, Inc., its General Partner


                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                 SALOMON BROTHERS HOLDING COMPANY, INC.


                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                 SANKATY HIGH YIELD ASSET PARTNERS


                                 By: /s/ Diane J. Exter
                                    --------------------------------------------
                                    Name:  Diane J. Exter
                                    Title: Managing Director
                                           Portfolio Manager


                                 SANKATY HIGH YIELD PARTNERS II LP

                                 By: /s/ Diane J. Exter
                                    --------------------------------------------
                                    Name:  Diane J. Exter
                                    Title: Managing Director
                                           Portfolio Manager


                                 SCOTIABANC INC.

                                 By: /s/ William E. Zarrett
                                    --------------------------------------------
                                    Name:  William E. Zarrett
                                    Title: Managing Director



                                 STANFIELD CLO, LTD.
                                 By:  Stanfield Capital Partners LLC
                                      as its Collateral Manager


                                 By: /s/ Gregory L. Smith
                                    --------------------------------------------
                                    Name:  Gregory L. Smith
                                    Title: Partner

                                 STANFIELD/RMF TRANSATLANTIC CDO, LTD.
                                 By:  Stanfield Capital Partners LLC
                                      as its Collateral Manager


                                 By: /s/ Gregory L. Smith
                                    --------------------------------------------
                                    Name:  Gregory L. Smith
                                    Title: Partner


                                 WACHOVIA BANK, NATIONAL ASSOCIATION


                                 By: /s/ Tom Bohrer
                                    --------------------------------------------
                                    Name:  Tom Bohrer
                                    Title: Director


                                 WINDSOR LOAN FUNDING, LIMITED
                                 By:  Stanfield Capital Partners LLC
                                      as its Investment Manager


                                 By: /s/ Gregory L. Smith
                                    --------------------------------------------
                                    Name:  Gregory L. Smith
                                    Title: Partner



ACCEPTED AND AGREED TO:

SUBSIDIARY LOAN PARTIES:
CG AUSTRIA, INC. (formerly known as WILLIAMS GLOBAL COMMUNICATIONS
   HOLDINGS, INC.)
CRITICAL CONNECTIONS, INC.
WCS COMMUNICATIONS SYSTEMS, INC.
WILLIAMS COMMUNICATIONS EMERGING MARKETS, LLC
WILLIAMS COMMUNICATIONS MANAGED
   SERVICES, LLC
WILLIAMS COMMUNICATIONS MANAGED SERVICES
   OF CALIFORNIA, INC.


By: /s/ Howard S. Kalika
   ------------------------------------------------
   Name:  Howard S. Kalika
   Title: Vice President and/or Treasurer

WILLIAMS COMMUNICATIONS OF VIRGINIA, INC.
WILLIAMS COMMUNICATIONS PROCUREMENT, L.L.C.
WILLIAMS LEARNING NETWORK, INC.
WILLIAMS LOCAL NETWORK, LLC


By: /s/ Howard S. Kalika
   ------------------------------------------------
   Name:  Howard S. Kalika
   Title: Vice President and/or Treasurer


WILLIAMS COMMUNICATIONS PROCUREMENT, LP
By: Williams Communications, LLC, as
General Partner


By: /s/ Howard S. Kalika
   ------------------------------------------------
   Name:  Howard S. Kalika
   Title: Vice President and Group Executive,
          Corporate Development and Finance


WILLIAMS TECHNOLOGY CENTER, LLC
By: Williams Communications, LLC, as
Sole Member


By: /s/ Howard S. Kalika
   ------------------------------------------------
   Name:  Howard S. Kalika
   Title: Vice President and Group Executive,
          Corporate Development and Finance

                                                                   SCHEDULE 6(D)


                            ORGANIZATIONAL DOCUMENTS

Borrower:

         (i) a copy of the Certificate of Formation of the Borrower, certified as of a recent date by the Secretary of State of Delaware;

         (ii) a certificate of the Secretary of State of Delaware, dated as of a recent date as to the good standing of, and payment of taxes by, the Borrower which certificate lists the organizational documents on file in the office of such Secretary of State with respect to the Borrower;

         (iii) a certificate dated as of a recent date as to the good standing and/or authority to do business of the Borrower issued by the Secretary of State or other appropriate governmental official of each jurisdiction listed on Schedule 3.1(a) to the Restated Credit Agreement;

         (iv) a certificate of the Secretary of the Borrower (or New Holdings in its capacity as the sole member of the Borrower), dated the Amendment No. 9 Closing Date and certifying (A) that attached thereto is a true and complete copy of the limited liability company agreement of the Borrower as in effect on the date of such certification; (B) that the Certificate of Formation of the Borrower has not been amended since the date of the last amendment thereto indicated on the applicable certificate of the Secretary of State of Delaware furnished pursuant to clause (i) above, except to the extent specified in such Secretary's certificate; (C) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance by the Borrower in accordance with its respective terms of this Amendment, the Restated Credit Agreement, the Restated Security Agreement and any other documents required or contemplated by the foregoing and that such resolutions have not been amended, rescinded or supplemented and are currently in effect; and (D) as to the incumbency and specimen signature of each officer of the Borrower (or New Holdings as the sole member of the Borrower) executing this Amendment, the Restated Credit Agreement, the Restated Security Agreement, or any other document delivered in connection with any of the foregoing on behalf of the Borrower (such certificate to contain a certification by another officer of the Borrower (or New Holdings as the sole member of the Borrower) as to the incumbency and signature of the officer signing the certificate referred to in this clause
                  (iv));

New Holdings:

         (v) a copy of the Certificate of Incorporation of New Holdings, certified as of a recent date by the Secretary of State of Nevada;

         (vi) a certificate of the Secretary of State of Nevada, dated as of a recent date as to the good standing of, and payment of taxes by, New Holdings which certificate lists the charter documents on file in the office of such Secretary of State with respect to New Holdings;

         (vii) a certificate dated as of a recent date as to the good standing and/or authority to do business of New Holdings issued by the Secretary of State or other appropriate


                                 Schedule 6(D)-1
                  governmental official of each jurisdiction listed on Schedule 3.1(b) to the Restated Credit Agreement;

         (viii) a certificate of the Secretary of New Holdings dated the Amendment No. 9 Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of New Holdings as in effect on the date of such certification; (B) that the Certificate of Incorporation of New Holdings has not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause (v) above, except to the extent specified in such Secretary's certificate; (C) that attached thereto is a true and complete copy of the resolutions adopted by the Board of Directors of New Holdings authorizing the Guaranty under the Restated Credit Agreement by New Holdings, and the execution, delivery and performance by New Holdings in accordance with its respective terms of this Amendment, the Restated Credit Agreement, the Restated Security Agreement and any other documents required or contemplated by the foregoing and that such resolutions have not been amended, rescinded or supplemented and are currently in effect; and (D) as to the incumbency and specimen signature of each officer of New Holdings executing this Amendment, the Restated Credit Agreement, the Restated Security Agreement or any other document delivered in connection with any of the foregoing on behalf of New Holdings (such certificate to contain a certification by another officer of New Holdings as to the incumbency and signature of the officer signing the certificate referred to in this clause (viii));

Old WCG:

         (ix) a copy of the Certificate of Incorporation of Old WCG certified as of a recent date by the Secretary of State of Delaware;

         (x) a certificate of the Secretary of State of Delaware, dated as of a recent date as to the good standing of, and payment of taxes by, Old WCG which certificate lists the charter documents on file in the office of such Secretary of State with respect to Old WCG;

         (xi) a certificate dated as of a recent date as to the good standing and/or authority to do business of Old WCG issued by the Secretary of State or other appropriate governmental official of each jurisdiction listed on Schedule 3.1(c) to the Restated Credit Agreement;

         (xii) a certificate of the Secretary of Old WCG dated the Amendment No. 9 Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of Old WCG as in effect on the date of such certification; (B) that the Certificate of Incorporation of Old WCG has not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause (ix) above, except to the extent specified in such Secretary's certificate; (C) that attached thereto is a true and complete copy of the resolutions adopted by the Board of Directors of Old WCG authorizing the Guaranty under the Restated Credit Agreement by Old WCG, and the execution, delivery and performance by Old WCG in accordance with its respective terms of this Amendment, the Restated Credit Agreement, the Restated Security Agreement and any other documents required or contemplated by the foregoing and that such resolutions have not been amended, rescinded or supplemented and are currently in effect; and (D) as to the incumbency and specimen signature of each officer of Old WCG executing this Amendment, the Restated Credit Agreement, the Restated Security Agreement or any other document delivered in connection with any of the


                                 Schedule 6(D)-2
                  foregoing on behalf of Old WCG (such certificate to contain a certification by another officer of Old WCG as to the incumbency and signature of the officer signing the certificate referred to in this clause (xii));

Other Loan Parties:

         (xiii) a copy of the Articles or Certificate of Incorporation, Certificate of Limited Partnership, Certificate of Formation or other organizational document of each such other Loan Party, certified as of a recent date by the Secretary of State (or other appropriate governmental official) of such Loan Party's jurisdiction of incorporation or organization, as the case may be;

         (xiv) a certificate of the Secretary of State or other appropriate governmental official of such jurisdiction of incorporation or organization (as the case may be), dated as of a recent date as to the good standing of, and payment of taxes by, the applicable Loan Party which certificate lists the charter or other organizational documents on file in the office of such Secretary of State or other governmental official with respect to such Loan Party;

         (xv) a certificate dated as of a recent date as to the good standing and/or authority to do business of each other Loan Party issued by the Secretary of State or other appropriate governmental official of each jurisdiction in which such Loan Party is qualified to do business as listed on Schedule 3.1(d) to the Restated Credit Agreement;

         (xvi) a certificate of the Secretary of each other Loan Party, dated the Amendment No. 9 Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws (or partnership agreement or limited liability company agreement, if applicable) of such Loan Party as in effect on the date of such certification; (B) that the articles or certificate of incorporation or other organizational document of such Loan Party has not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State (or other appropriate governmental official) furnished pursuant to clause (xiii) above, except to the extent specified in such Secretary's certificate; (C) that attached thereto is a true and complete copy of resolutions adopted by such Loan Party's Board of Directors (or other governing board if such Loan Party is not a corporation) authorizing the Guaranty under the Restated Credit Agreement by such Loan Party, and the execution, delivery and performance by such Loan Party in accordance with its respective terms of this Amendment, the Restated Credit Agreement, the Restated Security Agreement and any other documents required or contemplated by the foregoing and that such resolutions have not been amended, rescinded or supplemented and are currently in effect; and (D) as to the incumbency and specimen signature of each officer of such Loan Party executing this Amendment, the Restated Credit Agreement, the Restated Security Agreement or any other document delivered in connection with any of the foregoing on behalf of such Loan Party (such certificate to contain certification by another officer of such Loan Party as to the incumbency and signature of the officer signing the certificate referred to in this clause (xvi)); and

         (xvii) with respect to any Loan Party that is a limited partnership, such Loan Party shall also provide the foregoing documents described in clauses (xiii) through (xvi) for its general partner.


                                 Schedule 6(D)-3

Other:

         (xviii) such additional supporting documents relating to the Borrower, New Holdings, Old WCG or any other Loan Party as the Administrative Agent or its counsel may reasonably request.


                                 Schedule 6(D)-4

                                                                       EXHIBIT A


                        FORM OF RESTATED CREDIT AGREEMENT


                                   Exhibit A-1

                                                                       EXHIBIT B


                                 FORM OF JOINDER



                                   Exhibit B-1

                                                                       EXHIBIT C


                       FORM OF RESTATED SECURITY AGREEMENT




                                   Exhibit C-1

                                                                       EXHIBIT D


                           FORM OF CONFIRMATION ORDER



                                   Exhibit D-1

                                                                       EXHIBIT E


                           FORM OF CLOSING CERTIFICATE





                                   Exhibit E-1